RBC FUNDS TRUST

(the “Trust”)

RBC Small Cap Core Fund (the “Fund”)

Supplement dated July 1, 2024 to the Fund’s summary prospectus (the “Summary Prospectus”), prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated January 29, 2024, as may be supplemented from time to time.

This Supplement provides additional information beyond that contained in the Prospectus, Summary Prospectus, and SAI and should be read in conjunction with the Prospectus, Summary Prospectus, and SAI.

The Board of Trustees of the Trust has approved changes to the Fund’s management fee and expense limitation, to be effective on July 1, 2024 (the “Effective Date”). On the Effective Date, the Fund’s management fee is reduced from 0.85% to 0.70%, and the Fund’s expense limitation is reduced for Class A, Class I, and Class R6 shares of the Fund from 1.15%, 0.90%, and 0.87%, respectively, to 1.10%, 0.85%, and 0.82%, respectively. The changes are intended to lower the net expense ratio for each share class of the Fund and thereby make the Fund more competitively priced.

In connection with these changes, on the Effective Date, the following changes are made to the Fund’s Prospectus, Summary Prospectus and SAI:

The “Shareholder Fees” and “Annual Fund Operating Expenses” tables and related footnotes under “Fund Summary - RBC Small Cap Core Fund - Fees and Expenses of the Fund” of the Fund’s Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:

	Class A		Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None	[1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.70%		0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%		None	None
Other Expenses	0.59%		0.45%	37.59%
Acquired Fund Fees and Expenses[3]	0.01%		0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%		1.16%	38.30%
Fee Waiver and/or Expense Reimbursement[4]	(0.44)%		(0.30)%	(37.47)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.1	1%	0.86%	0.8	3%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
2	“Management Fees” have been restated to reflect current fees.
3

Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4

“Fee Waiver and/or Expense Reimbursement” has been restated to reflect the current expense limitation. The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.10% of the Fund’s average daily net assets for Class A shares, 0.85% for Class I shares and 0.82% for Class R6 shares. This expense limitation agreement is in place until January 31, 2026 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 12 months from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.

The “Expense Example” section under “Fund Summary - RBC Small Cap Core Fund - Fees and Expenses of the Fund” of the Fund’s Summary Prospectus and Prospectus is deleted in their entirety and replaced with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Class R6
One Year	$682	$88	$85
Three Years	$971	$320	$4,644
Five Years	$1,308	$592	$7,919
Ten Years	$2,257	$1,366	$10,197

The fee waiver table and the accompanying introductory sentence under “Management - Investment Advisor” on page 40 of the Prospectus are deleted in their entirety and replaced with the following:

The Advisor has contractually agreed to waive fees and/or pay operating expenses through January 31, 2025 for each Fund in order to maintain net annual fund operating expenses of the Funds as set forth below:

	Class A	Class I	Class R6
RBC SMID Cap Growth Fund	1.07%	0.82%	0.77%
RBC Enterprise Fund	1.33%	1.08%	N/A

RBC Microcap Value Fund	1.32%	1.07%	N/A
RBC Small Cap Value Fund	1.10%	0.85%	0.80%

The Advisor has contractually agreed to waive fees and/or pay operating expenses through January 31, 2026 for the RBC Small Cap Core Fund in order to maintain net annual fund operating expenses of the Fund as set forth below:

	Class A	Class I	Class R6
RBC Small Cap Core Fund	1.10%	0.85%	0.82%

The fee rate table under “Investment Advisor And Investment Sub-Advisor - Investment Advisor” on page 63 of the Fund’s SAI is deleted in its entirety and replaced with the following:

Fund	Fee Rate
RBC SMID Cap Growth Fund	0.70% of average daily net assets

RBC Enterprise Fund	1.00% of the average daily net assets of the Fund that do not exceed $30 million, and
0.90% of the average daily net assets of the Fund that exceed $30 million
RBC Small Cap Core Fund	0.70% of average daily net assets[1]
RBC Microcap Value Fund	0.90% of average daily net assets
RBC Small Cap Value Fund	0.70% of average daily net assets
Access Fund	0.35% of average daily net assets
RBC BlueBay Impact Bond Fund	0.35% of average daily net assets
RBC BlueBay Emerging Market Debt Fund	0.65% of average daily net assets
RBC BlueBay High Yield Bond Fund	0.55% of average daily net assets
RBC BlueBay Core Plus Bond Fund	0.35% of average daily net assets
RBC BlueBay Strategic Income Fund	0.53% of average daily net assets
RBC BlueBay U.S. Government Money Market Fund	0.10% of average daily net assets
[1]	Prior to July 1, 2024, the advisory fee was 0.85% of average daily net assets.

The sixth paragraph under “Investment Advisor And Investment Sub-Advisor - Investment Advisor” on page 63 of the Fund’s SAI is deleted in its entirety and replaced with the following:

For each Fund, the Advisor has contractually agreed to waive fees and/or reimburse expenses of a Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms set forth in the Prospectus through January 31, 2025 (or, with respect to the RBC Small Cap Core Fund, January 31, 2026).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE